Exhibit 99.1

AMERICAN GREETINGS ANNOUNCES THIRD QUARTER EARNINGS

CLEVELAND (December 20, 2012) – American Greetings Corporation (NYSE: AM) today announced its results for the third fiscal quarter ended November 23, 2012.

Third Quarter Results

For the third quarter of fiscal 2013, the Company reported total revenue of $506.8 million, a pre-tax loss of $2.1 million, and a net loss of $0.8 million or 3 cents per share (all per-share amounts assume dilution).

The Company announced, on June 7, 2012, the acquisition of certain assets of United Kingdom-based Clinton Cards, including approximately 400 stores and related overhead as well as the Clinton Cards and related brands. As a result of the acquisition, the Company recognized during the third quarter of fiscal 2013 a revenue increase of approximately $67.6 million from the operations of the Clintons retail stores, reflected in the Company’s new Retail Operations segment. This revenue increase was partially offset by the revenue reduction of approximately $25.5 million from inter-segment sales eliminations, reflected in the Company’s International Social Expressions segment, resulting in a net increase in consolidated revenue of approximately $42.1 million in the quarter. The revenue being eliminated would have been third party sales in the prior year quarter.

The Company recognized a loss of $11.5 million (after-tax of approximately $7.0 million or 22 cents per share) from the operation of its Retail Operations segment. The Company also recognized a reduction in pre-tax income of approximately $4.1 million (after-tax of approximately $2.5 million or 8 cents per share) as a result of inter-segment items within the International Social Expressions segment. The total consolidated net reduction in pre-tax income associated with the operation of the Clintons retail stores during the third fiscal quarter was approximately $15.6 million (after-tax of approximately $9.5 million or 30 cents per share).

During the quarter, consolidated revenue was also reduced by $0.6 million as a result of scan-based trading conversions that occurred during the current year’s third quarter while the impact of scan-based trading conversions on pre-tax income was $0.6 million (after-tax of approximately $0.4 million or 1 cent per share).

Also impacting the consolidated results was a pre-tax non-operating income benefit of $1.1 million (after-tax of approximately $0.7 million or 2 cents per share) from a gain on the sale of a portion of a legacy minority investment. A separate but related gain from this minority investment was previously recognized during our second fiscal quarter of 2013.

In the prior year’s third quarter, the Company reported total revenue of $465.0 million, pre-tax income of $29.7 million, and net income of $20.2 million or 50 cents per share. Scan-based trading conversions reduced revenue by approximately $1.2 million during the quarter and reduced pre-tax income by approximately $1.1 million (after-tax of approximately $0.7 million or 2 cents per share).

Financing Activities

During the third quarter of fiscal 2013, under the Company’s $75 million share repurchase program announced July 2012, the Company purchased approximately 1.1 million shares of its common stock for approximately $15.9 million. Purchases under this share repurchase program were suspended as of September 26, 2012.

Conference Call on the Web

American Greetings will broadcast its conference call live on the Internet at 9:00 a.m. Eastern time today. The conference call will be accessible through the Investors section of the American Greetings Web site at http://investors.americangreetings.com. A replay of the call will also be available on the site.

About American Greetings Corporation

For more than 100 years, American Greetings Corporation (NYSE: AM) has been a creator and manufacturer of innovative social expression products that assist consumers in enhancing their relationships to create happiness, laughter and love. The Company’s major greeting card lines are American Greetings, Carlton Cards, Gibson, Recycled Paper Greetings and Papyrus, and other paper product offerings include DesignWare party goods and American Greetings and Plus Mark gift-packaging and boxed cards. American Greetings also has one of the largest collections of greetings on the Web, including greeting cards available at Cardstore.com and electronic greeting cards available at AmericanGreetings.com. In addition to its product lines, American Greetings creates and licenses popular character brands through the American Greetings Properties group. Headquartered in Cleveland, Ohio, American Greetings generates annual revenue of approximately $1.7 billion, and its products can be found in retail outlets worldwide. For more information on the Company, visit http://corporate.americangreetings.com.

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CONTACT:

Gregory M. Steinberg

Treasurer and Executive Director of Investor Relations

American Greetings Corporation

216-252-4864

investor.relations@amgreetings.com

Non-GAAP Measures

Certain after-tax amounts included in the earnings release may be considered non-GAAP measures under the Securities and Exchange Commission’s Regulation G. The after-tax amounts were calculated based on the Company’s statutory tax rate of approximately 38.9% for U.S. based items and the appropriate rates for international jurisdictions. Management believes that after-tax information is useful in analyzing the Company’s results.

Factors That May Affect Future Results

Certain statements in this release may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment, which are difficult to predict and may be beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future performance, include, but are not limited to, the following:

•	a weak retail environment and general economic conditions;

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•	the loss of one or more retail customers and/or retail consolidations, acquisitions and bankruptcies, including the possibility of resulting adverse changes to retail contract terms;

•	competitive terms of sale offered to customers, including costs and other terms associated with new and expanded customer relationships;

•

the ability to successfully integrate Clinton Cards and achieve the anticipated revenue and operating profits, together with the outcome of negotiations with landlords and the ultimate number of stores acquired;

•	the ability of the administrators to generate sufficient proceeds from the liquidation of the remaining Clinton Cards business to repay the remaining secured debt owed to American Greetings;

•

the timing and impact of expenses incurred and investments made to support new retail or product strategies, including increased marketing expenses, as well as new product introductions and achieving the desired benefits from those investments;

•

the timing of investments in, together with the ability to successfully implement or achieve the desired benefits and cost savings associated with, any information technology systems refresh the Company may implement;

•

the timing and amount of expenses incurred by the Company in connection with the non-binding proposal dated September 25, 2012 from Zev Weiss, its Chief Executive Officer, and Jeffrey Weiss, its President and Chief Operating Officer, on behalf of themselves and certain other members of the Weiss family and related parties to acquire all of the outstanding Class A and Class B common shares of the Company not currently owned by the them;

•	the timing and impact of converting customers to a scan-based trading model;

•	the ability to achieve the desired benefits associated with the Company’s cost reduction efforts;

•	Schurman Fine Papers’ ability to successfully operate its retail operations and satisfy its obligations to the Company;

•

consumer demand for social expression products generally, shifts in consumer shopping behavior, and consumer acceptance of products as priced and marketed including the success of new and expanded advertising and marketing efforts, such as the Company’s on-line efforts through Cardstore.com;

•	the impact and availability of technology, including social media, on product sales;

•	escalation in the cost of providing employee health care;

•	the Company’s ability to achieve the desired accretive effect from any share repurchase programs;

•	the Company’s ability to comply with its debt covenants;

•	fluctuations in the value of currencies in major areas where the Company operates, including the U.S. Dollar, Euro, U.K. Pound Sterling, and Canadian Dollar; and

•	the outcome of any legal claims known or unknown.

Risks pertaining specifically to AG Interactive include the viability of online advertising, subscriptions as revenue generators, and the ability to adapt to rapidly changing social media and the digital photo sharing space.

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In addition, this release contains time-sensitive information that reflects management’s best analysis as of the date of this release; however the risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that the Company believes to be immaterial also may adversely affect American Greetings. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have a material adverse effect on our business, financial condition and results of operations. American Greetings does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect performance related to forward-looking statements can be found in the Company’s periodic filings with the Securities and Exchange Commission, including without limitation the risk factors described in the Company’s most recent annual report on Form 10-K and in each of its subsequent quarterly reports on Form 10-Q.

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AMERICAN GREETINGS CORPORATION

THIRD QUARTER CONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDING FEBRUARY 28, 2013

(In thousands of dollars except share and per share amounts)

	(Unaudited)
	Three Months Ended		Nine Months Ended
	November 23, 2012	November 25, 2011	November 23, 2012	November 25, 2011
Net sales	$499,368	$458,535	$1,275,139	$1,217,800
Other revenue	7,446	6,472	18,617	21,097

Total revenue	506,814	465,007	1,293,756	1,238,897

Material, labor and other production costs	244,071	230,572	584,667	546,699
Selling, distribution and marketing expenses	190,041	141,501	466,199	392,630
Administrative and general expenses	74,483	60,510	225,521	186,734
Other operating income - net	(2,217)	(813)	(1,421)	(6,858)

Operating income	436	33,237	18,790	119,692

Interest expense	4,504	5,821	13,314	17,708
Interest income	(65)	(207)	(297)	(838)
Other non-operating (income) expense - net	(1,904)	(2,077)	3,523	(2,621)

(Loss) income before income tax (benefit) expense	(2,099)	29,700	2,250	105,443
Income tax (benefit) expense	(1,290)	9,454	63	38,128

Net (loss) income	$(809)	$20,246	$2,187	$67,315

(Loss) earnings per share - basic	$(0.03)	$0.51	$0.06	$1.67
(Loss) earnings per share - assuming dilution	$(0.03)	$0.50	$0.06	$1.63
Average number of common shares outstanding	31,877,088	39,480,798	33,712,073	40,226,039
Average number of common shares outstanding - assuming dilution	31,877,088	40,436,865	34,478,737	41,381,157
Dividends declared per share	$0.15	$0.15	$0.45	$0.45

AMERICAN GREETINGS CORPORATION

THIRD QUARTER CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

FISCAL YEAR ENDING FEBRUARY 28, 2013

(In thousands of dollars)

	(Unaudited)
	Three Months Ended		Nine Months Ended
	November 23, 2012	November 25, 2011	November 23, 2012	November 25, 2011
Net (loss) income	$(809)	$20,246	$2,187	$67,315

Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	2,680	(15,592)	(91)	(12,554)
Pension and postretirement benefit adjustments	145	536	643	607
Unrealized loss on securities	—	(1)	(1)	—

Other comprehensive income (loss), net of tax:	2,825	(15,057)	551	(11,947)

Comprehensive income	$2,016	$5,189	$2,738	$55,368

AMERICAN GREETINGS CORPORATION

THIRD QUARTER CONSOLIDATED STATEMENT OF FINANCIAL POSITION

FISCAL YEAR ENDING FEBRUARY 28, 2013

(In thousands of dollars)

	(Unaudited)
	November 23, 2012	November 25, 2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$63,291	$85,661
Trade accounts receivable, net	197,844	235,318
Inventories	264,330	214,412
Deferred and refundable income taxes	80,502	57,400
Prepaid expenses and other	155,543	123,481

Total current assets	761,510	716,272

GOODWILL	—	27,713
OTHER ASSETS	460,647	417,479
DEFERRED AND REFUNDABLE INCOME TAXES	120,870	128,595

Property, plant and equipment - at cost	1,004,686	904,555
Less accumulated depreciation	642,994	637,334

PROPERTY, PLANT AND EQUIPMENT - NET	361,692	267,221

	$1,704,719	$1,557,280

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$194,945	$108,254
Accrued liabilities	82,893	67,596
Accrued compensation and benefits	60,702	58,411
Income taxes payable	14,641	26,626
Deferred revenue	26,404	29,477
Other current liabilities	44,287	60,963

Total current liabilities	423,872	351,327

LONG-TERM DEBT	356,832	234,642
OTHER LIABILITIES	259,787	182,565
DEFERRED INCOME TAXES AND NONCURRENT INCOME TAXES PAYABLE	21,008	21,769

SHAREHOLDERS’ EQUITY
Common shares - Class A	28,849	35,562
Common shares - Class B	2,860	2,778
Capital in excess of par value	520,119	509,999
Treasury stock	(1,093,789)	(995,338)
Accumulated other comprehensive loss	(11,279)	(14,293)
Retained earnings	1,196,460	1,228,269

Total shareholders’ equity	643,220	766,977

	$1,704,719	$1,557,280

AMERICAN GREETINGS CORPORATION

THIRD QUARTER CONSOLIDATED STATEMENT OF CASH FLOWS

FISCAL YEAR ENDING FEBRUARY 28, 2013

(In thousands of dollars)

	(Unaudited) Nine Months Ended
	November 23, 2012	November 25, 2011
OPERATING ACTIVITIES:
Net income	$2,187	$67,315
Adjustments to reconcile net income to cash flows from operating activities:
Stock-based compensation	7,806	8,038
Gain on dispositions	—	(4,500)
Net loss (gain) on disposal of fixed assets	394	(807)
Depreciation and intangible assets amortization	36,095	32,993
Provision for doubtful accounts	17,771	4,879
Impairment of Clinton Cards debt	10,043	—
Deferred income taxes	809	6,412
Gain on sale of Party City investment	(4,293)	—
Other non-cash charges	892	2,747
Changes in operating assets and liabilities, net of acquisitions:
Trade accounts receivable	(101,363)	(122,298)
Inventories	(39,105)	(30,939)
Other current assets	(17,877)	6,470
Income taxes	(15,336)	3,362
Deferred costs - net	23,702	(3,838)
Accounts payable and other liabilities	112,283	3,528
Other - net	(1,913)	98

Total Cash Flows From Operating Activities	32,095	(26,540)

INVESTING ACTIVITIES:
Property, plant and equipment additions	(87,408)	(48,956)
Cash payments for business acquisitions, net of cash acquired	621	(5,899)
Proceeds from sale of fixed assets	559	9,046
Proceeds from sale of intellectual properties	—	4,500
Proceeds from sale of Party City investment	4,920	—
Purchase of Clinton Cards debt	(56,560)	—

Total Cash Flows From Investing Activities	(137,868)	(41,309)

FINANCING ACTIVITIES:
Net increase in long-term debt	131,651	—
Issuance or exercise of share-based payment awards	(496)	12,293
Tax (deficiency) benefit from share-based payment awards	(376)	2,380
Purchase of treasury shares	(78,742)	(55,304)
Dividends to shareholders	(15,182)	(18,146)

Total Cash Flows From Financing Activities	36,855	(58,777)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(229)	(3,551)

DECREASE IN CASH AND CASH EQUIVALENTS	(69,147)	(130,177)

Cash and Cash Equivalents at Beginning of Year	132,438	215,838

Cash and Cash Equivalents at End of Period	$63,291	$85,661

AMERICAN GREETINGS CORPORATION

THIRD QUARTER CONSOLIDATED SEGMENT DISCLOSURES

FISCAL YEAR ENDING FEBRUARY 28, 2013

(In thousands of dollars)

	(Unaudited)
	Three Months Ended		Nine Months Ended
	November 23, 2012	November 25, 2011	November 23, 2012	November 25, 2011
Total Revenue:
North American Social Expression Products	$333,852	$333,305	$908,267	$902,333

International Social Expression Products	101,972	103,352	239,486	249,448
Intersegment items	(25,538)	—	(39,080)	—

Net	76,434	103,352	200,406	249,448
Retail Operations (1)	67,635	—	107,519	—
AG Interactive	15,982	16,878	47,255	49,664
Non-reportable segments	12,911	11,472	30,309	37,452

	$506,814	$465,007	$1,293,756	$1,238,897

Segment (Loss) Earnings:
North American Social Expression Products	$22,099	$28,016	$98,757	$113,009

International Social Expression Products	3,413	9,537	(18,855)	15,308
Intersegment items	(4,123)	—	(11,525)	—

Net	(710)	9,537	(30,380)	15,308
Retail Operations (1)	(11,473)	—	(16,579)	—
AG Interactive	5,331	3,737	13,713	10,970
Non-reportable segments	3,259	2,368	5,501	17,467
Unallocated	(20,605)	(13,958)	(68,762)	(51,311)

	$(2,099)	$29,700	$2,250	$105,443

(1)	Retail Operations segment only includes five months of activity

AMERICAN GREETINGS CORPORATION

SUPPLEMENTAL EXHIBIT

(Dollars in millions)

During the nine months ended November 23, 2012, the Corporation recorded certain charges associated with activities and transactions related to Clinton Cards PLC (“Clinton Cards”) that do not have comparative amounts in the prior year period.

	(Unaudited) Three Months Ended November 23, 2012
	Contract asset impairment	Bad debt expense	Legal and advisory fees	Impairment of debt purchased	Total
Net sales	$—	$—	$—	$—	$—
Administrative and general expenses	—	—	0.3	—	0.3
Other non-operating expense	—	—	—	—	—

	$—	$—	$0.3	$—	$0.3

	(Unaudited) Nine Months Ended November 23, 2012
	Contract asset impairment	Bad debt expense	Legal and advisory fees	Impairment of debt purchased	Total
Net sales	$4.0	$—	$—	$—	$4.0
Administrative and general expenses	—	17.2	6.3	—	23.5
Other non-operating expense	—	—	—	10.0	10.0

	$4.0	$17.2	$6.3	$10.0	$37.5